Exhibit 99.3

Unaudited pro forma condensed consolidated financial information

On September 30, 2023 Panacea Life Sciences Holdings, Inc. (the “Company”) acquired the assets of N7 Enterprises, Inc. (“N7”) pursuant to the Asset Purchase Agreement (the “Agreement”) with the shareholders of N7 and its founder Gary Wilder.

As of the date of the Agreement, the Company had 650,000,000 authorized shares of Common Stock), par value $0.0001 per share (the “Parent Common Stock”) and 50,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) authorized.

As of the date of the Agreement, approximately 17,645,352 shares are outstanding of Parent Common Stock, 6,696 shares of Parent Common Stock may be issued upon conversion of Series B-1 Preferred, 26,786 shares of Parent Common Stock may be issued upon conversion of Series B-2 Preferred, 1,000,000 shares of Series C Convertible Preferred Stock, par value $0.0001 per share (the “Parent C Stock”) J&N Real Estate Company, LLC, a Colorado limited liability company (“J&N”) (stated value of $6,046,000) convertible into shares of Parent Common Stock at current price; 10,000 shares of Series C-1 Convertible Preferred Stock, par value $0.0001 per share (stated value of $2,812,500) (the “Parent C-1 Stock”) to J&N convertible into shares of Parent Common Stock at current price; 100 shares of Series C-2 Convertible Preferred Stock (the “Parent C-2 Stock”) which are convertible 7,321,429 shares of Parent Common Stock and are entitled to vote on an as-converted basis; 10,000 shares of Series D Convertible Preferred Stock, par value $0.0001 per share (stated value of $4,300,000) (the “Parent D Stock”) to J&N a convertible into shares of Parent Common Stock at current price.

The exchange of N7 assets for PLSH preferred stock 784 shares which are convertible 7,835,000 shares of Parent Common Stock is intended to constitute a reorganization within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”), or such other tax-free reorganization or restructuring provisions as may be available under the Code.

Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed consolidated financial statements and related notes are derived from the historical condensed consolidated financial statements of N7 and Panacea after giving effect to N7’s asset acquisition. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2023 gives effect to the share exchange (as defined below) as if it occurred on that date. The unaudited pro forma condensed combined statement of operations for the six-months ended June 30, 2023, combines Panacea’s historical results for the six months ended June 30, 2023, and N7’s historical results for the six-months ended June 30, 2023. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022 give effect to the Panacea acquisition as if it occurred on November 1, 2022. N7 Enterprises was incorporated in November, 2022.

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The unaudited pro forma condensed consolidated financial information is based upon, and should be read in conjunction with:

●	The accompanying notes to the unaudited condensed combined pro forma financial statements.
●	N7’s audited consolidated financial statements and accompanying notes as of and for the fiscal year ended December 31, 2022 and elsewhere in the Form 8-K/A current report;
●	PLSH’s and N7’s unaudited consolidated financial statements and accompanying notes as of and for the six-month period ended June 30, 2023 included elsewhere in the Form 8-K/A current report filed herewith with the Securities and Exchange Commission (“SEC”); and
●	PLSH’s audited financial statements for the year ended December 31, 2022 filed herewith with the Securities and Exchange Commission (“SEC”) on Form 10..

N7’s historical condensed consolidated statement of operations for the year ended December 31, 2022 was derived from its audited consolidated financial statements for the year ended December 31, 2022. PLSH’s historical condensed consolidated statement of operations for the six months ended June 30, 2023, and condensed consolidated balance sheet as of December 31, 2022.

The unaudited pro forma combined financial information is presented for informational purposes only and is not intended to represent the consolidated financial position or consolidated results of operations of N7 that would have been reported had the share exchange been completed as of the dates described above, and should not be taken as indicative of any future consolidated financial position or consolidated results of operations. The historical financial information has been adjusted to give effect to estimated pro forma events that are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma condensed consolidated statements of operations, expected to have a continuing impact on the consolidated results of operations and do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the share exchange.

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Panacea Life Sciences Holdings, Inc. and Subsidiary

Unaudited Proforma Combined Balance Sheet

as of June 30, 2023

	Historical		Pro Forma		Pro Forma
	Panacea Life Sciences, Inc.	N7 Enterprises	Adjustments for N7	Notes	Panacea with N7
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$8,190	$25,029	$(25,029)	(a)	$8,190
Accounts receivable, net	272,090	-	(10,840)		261,250
Other Receivable - related party	500,000	-	-		500,000
Inventory, net	4,357,733	560,262	(159,488)	(b)	4,758,507
Marketable securities related party	460,388	-	-		460,388
Prepaid expenses and other current assets	149,295	-	-		149,295
TOTAL CURRENT ASSETS	5,747,696	585,291	(195,357)		6,137,630

Operating lease right-of-use asset, net, related party	3,062,090	909,670	(909,670)	(c)	3,062,090
Property and equipment, net	6,855,283	419,720	-		7,275,003
Goodwill, net	2,188,810		825,640		3,014,450
TOTAL ASSETS	$17,853,879	$1,914,681	$(279,387)		$19,489,173

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$3,677,546	$-	$-		$3,677,546
Operating lease liability, current portion, related party	2,325,808	909,670	(909,670)		2,325,808
Note payable-current, related party	10,829,779	-			10,829,779
Paycheck protection loan, SBA Loan	99,100	-			99,100
Interest Payable	-	13,721	(13,721)		-
Credit Card Debt	-	99,534	(99,534)		-
Convertible note payable	115,000	-	-		115,000
TOTAL CURRENT LIABILITIES	17,047,233	1,022,925	(1,022,925)		17,047,233

Operating lease liability, long-term portion, related party	2,800,766	-	-		2,800,766
Other long-term liabilities, related party	3,572,864	-	-		3,572,864
TOTAL LIABILITIES	23,420,863	1,022,925	(1,022,925)		23,420,863

COMMITMENTS AND CONTINGENCIES (Note 10)

STOCKHOLDERS’ EQUITY
Series A Preferred Stock: $0.0001 Par Value, 1,000 shares designated; 0 and 350 shares issued and outstanding on June 30, 2023 and December 31, 2022 respectively.	0	-			0
Series B-1 Preferred: $0.0001 Par Value, 32,000,000 shares designated; 1,500,000 and 1,500,000 shares issued and outstanding on June 30, 2023 and December 31, 2022 respectively.	150	-	-		150
Series B-2 Preferred: $0.0001 Par Value, 6,000,000 shares designated; 6,000,000 and 6,000,000 shares issued and outstanding on June 30, 2023 and December 31, 2022 respectively.	600	-	-		600
Series C Preferred: $0.0001 Par Value, 1,000,000 shares designated; 1,000,000 and 1,000,000 shares issued and outstanding on June 30, 2023 and December 31, 2022 respectively.	100	-	-		100
Series C-1 Preferred: $0.0001 Par Value, 10,000 shares designated and 10,000 and 10,000 shares issued and outstanding on June 30, 2023 and December 31, 2022 respectively.	1	-	-		1
Series C-2 Preferred: $0.0001 Par Value, 100 and 0 shares designated and 100 and 0 shares issued and outstanding on June 30, 2023 and December 31, 2022 respectively.	-	-	-		-
Series D Preferred: $0.0001 Par Value, 10,000 shares designated and 10,000 and 10,000 shares issued and outstanding on June 30, 2023 and December 31, 2022 respectively.	1	-	-		1
Series E Preferred: $0.0001 Par Value, 7,835,000 shares designated on September 30, 2023.	-		784		784
Common Stock: $0.0001 Par Value, 650,000,000 shares authorized; 17,645,352 and 14,965,317 shares issued and outstanding on June 30, 2023 and December 31, 2022 respectively.	1765	-	-		-
Owners investment (equity)		1,121,210	(1,121,210)	(d)	-
Additional paid in capital	23,993,533		1,634,510		25,628,043
Accumulated deficit	(29,563,134)	(229,454)	229,454	(d)	(29,563,134)
TOTAL STOCKHOLDERS EQUITY	(5,566,984)	891,756	743,538		(3,931,690)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$17,853,879	$1,914,681	$(279,387)		$19,489,173

Notes:

(a) At the time of the asset acquisition there was no cash to be agreed to.

(b) Inventory will be written down for non-selling products.

(c) Panacea Distro will assume new leases for the stores.

(d) Investment made as a part of the asset purchase agreement of N7 and off set Accumulated Deficit

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Panacea Life Sciences Holdings, Inc. and Subsidiary

Unaudited Proforma Combined Statement of Operations

For the six months ended June 30, 2023

	Historical					Panacea Life Sciences
	Panacea Life Sciences, Inc.	N7 Enterprises Financials	Pro Forma Adjustments		Notes	with N7 Pro Forma Combined

Revenues	$1,076,609	$1,233,360	$			$2,309,969
Cost of sales	648,186	59,842				708,028
Gross Profit	428,423	1,173,518		-		1,601,941

Operating Expenses:
Production related operating expenses	2,399,870	-				2,399,870
General and administrative expenses	392,626	1,295,053				1,687,679
Total operating expenses	2,792,496	1,295,053		-		4,087,549

Loss from operations	(2,364,073)	(121,535)		-		(2,485,608)

Other (expenses) income
Interest expense	(747,101)	(25,627)				(772,728)
Unrealized gain (loss) on marketable securities, net	(646,974)	-		-		(646,974)
Rental income	101,863	-		-		101,863
Gain on extinguishment of debt	748	-		-		748
Total other (expense) income, net	(1,291,464)	(25,627)		-		(1,317,091)

Loss before provision for income taxes	(3,655,537)	(147,162)		-		(3,802,699)

Provision for income taxes	-	-		-		-
Net loss	$(3,655,537)	$(147,162)		$-		$(3,802,699)

Basic net income (loss) per share	$(0.21)	$(0.01)	$			$(0.22)
Diluted net income (loss) per share	$(0.21)	$(0.01)		$-		$(0.22)

Weighted average number of shares outstanding
Basic	17,645,352	17,645,352				17,645,352
Diluted	17,645,352	17,645,352				17,645,352

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Panacea Life Sciences Holdings, Inc. and Subsidiaries

Unaudited Proforma Combined Statement of Operations

For the year ended December 31, 2022

	Historical
	Panacea Life Sciences, Inc.	N7 Enterprises	Pro Forma Adjustments		Notes	Pro Forma Combined

Net Revenues	$1,626,978	$339,701	$			$1,966,679
Total Cost of Sales	1,230,508	20,683				1,251,191
Gross Profit	396,470	319,018		-		715,488

Operating Expenses:
Production related operating expenses	4,955,348	-		-		4,955,348
General and administrative expenses	1,093,364	364,553				1,457,917
Total Operating Expenses	6,048,712	364,553		-		6,413,265

Loss from Operations	(5,652,242)	(45,535)		-		(5,697,777)

Other income (expenses)
Interest expense	(2,048,171)	(2,014)				(2,050,185)
Unrealized gain (loss) on marketable securities, net	(2,660,105)	-				(2,660,105)
Realized gain on sale of securities	22,816	-				22,816
Other income (loss)	27,598	(34,743)				(7,145)
Employee retension credit	253,791	-		-		253,791
Rental income	232,183	-		-		232,183
Gain on extinguishment of debt	681,546	-		-		681,546
Total Other income (expense), net	(3,490,342)	(36,757)		-		(3,527,099)

Net Loss	(9,142,584)	(82,292)		-		(9,224,876)

Taxes	-	-		-		-
Net loss available to common stockholders	$(9,142,584)	$(82,292)		$-		$(9,224,876)

Basic net income (loss) per share	$(0.61)	$(0.01)		$-		$(0.62)
Diluted net income (loss) per share	$(0.61)	$(0.01)		$-		$(0.62)

Weighted average number of shares outstanding
Basic	14,935,317	14,935,317		-		14,935,317
Diluted	14,935,317	14,935,317		-		14,935,317

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Panacea Life Sciences Holdings, Inc. and

N7 Enterprises, Inc.

Notes to the unaudited pro forma combined financial information

Pro Forma Adjustments

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 2023

(a)	Reflects cash deposits of N7 not included in the transaction
(b)	To eliminate a receivable due to PLSH from N7
(c)	Reflects adjustment to inventory that was deemed obsolete
(d)	To eliminate any existing lease agreements held by N7
(e)	Reflects goodwill created as excess of purchase price over asset values
(f)	To eliminate interest payable owed by N7
(g)	To eliminate outstanding debt owed by N7
(h)	Reflects convertible preferred shares issued to N7
(i)	To eliminate contributed capital at the time of the transaction
(j)	Reflects value of common stock issued as part of the transaction
(k)	To eliminate historical accumulated deficit of N7 at the time of the transaction

1.	Basis of Presentation

The unaudited pro forma combined balance sheet as of June 30, 2023 combines the historical balance sheet of Panacea and N7 as of June 30, 2023 as if the Transaction had occurred on June 30, 2023. The unaudited pro forma combined statement of comprehensive loss for the six months ended June 30, 2023 combines the historical statement of operations of N7 and the statement of operations of PLSH and have been prepared as if the share exchange (the “Share Exchange”) had closed on January 1, 2023.

The Share Exchange is accounted for as a reverse acquisition and recapitalization in accordance with the Financial Accounting Standards Board (ASC 805, Business Combinations). Management evaluated the guidance contained in ASC 805 with respect to the identification of the acquirer in the asset purchase agreement and concluded, based on a consideration of the pertinent facts and circumstances, that Panacea acquired N7 for financial accounting purposes.

The historical consolidated financial information has been adjusted in the unaudited pro forma condensed consolidated financial statements to give effect to pro forma events that are (1) directly attributable to the merger, (2) factually supportable and (3) with respect to the unaudited pro forma condensed consolidated statements of operations, are expected to have a continuing impact on the results of operations. The Unaudited Pro Forma Combined Statement of Operations do not reflect any sales or cost savings from synergies that may be achieved with respect to the combined companies, or the impact of non-recurring items, including restructuring liabilities, directly related to the Share Exchange.

The preliminary unaudited pro forma information is presented solely for informational purposes and is not necessarily indicative of the consolidated results of operations or financial position that might have been achieved for the periods or dates indicated, nor is it necessarily indicative of the future results of the combined company.

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Panacea’s historical condensed consolidated statement of operations for the year ended December 31, 2022 was derived from its audited consolidated financial statements for the year ended December 31, 2022. N7’s historical condensed consolidated statement of operations for the six months ended June 30, 2023, and condensed consolidated balance sheet as of June 30, 2023, were derived from its unaudited interim condensed consolidated financial statements for the period ended June 30, 2023.

N7’s historical fiscal year ends on December 31st and, for purposes of the unaudited pro forma condensed combined financial information, its historical results have been aligned to conform to the Panacea’s December 31 calendar year end:

●	The unaudited pro forma condensed combined balance sheet as of June 30, 2023, combines the Panacea’s historical results as of June 30, 2023, and N7’s historical results as of June 30, 2023;

●	The unaudited pro forma condensed combined statement of operations for the six-months ended June 30, 2023, combines Panacea’s historical results for the six months ended June 30, 2023, and N7’s historical results for the six-months ended June 30, 2023.

●	The unaudited pro forma condensed combined statement of operations for the fiscal year ended December 31, 2022, combines the Panacea’s historical results for the year ended December 31, 2022, and N7’s historical results for the year ended December 31, 2022.

2. Pro Forma Adjustments

The unaudited pro forma financial information is not necessarily indicative of what the financial position actually would have been had the merger been completed at the date indicated. Such information includes adjustments that are preliminary and may be revised. Such revisions may result in material changes. The financial position shown herein is not necessarily indicative of what the past financial position of the combined companies would have been, nor necessarily indicative of the financial position of the post-merger periods.

The following describes the pro forma adjustments related to the acquisition that have been made in the accompanying unaudited pro forma combined balance sheet as of June 30, 2023 which reflect the acquisition as if it occurred on that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2023 and for the year ended December 31, 2022 give effect to the acquisition as if it occurred on January 1, 2023 have been prepared to reflect the acquisition and reflect the following pro forma adjustments:

a)	Reflects cash deposits of N7 not included in the transaction

b)	To eliminate a receivable due to PLSH from N7

c)	Reflects adjustment to inventory that was deemed obsolete

d)	To eliminate any existing lease agreements held by N7

e)	Reflects goodwill created as excess of purchase price over asset values

f)	To eliminate interest payable owed by N7

g)	To eliminate outstanding debt owed by N7

h)	Reflects convertible preferred shares issued to N7

i)	To eliminate contributed capital at the time of the transaction

j)	Reflects value of common stock issued as part of the transaction

k)	To eliminate historical accumulated deficit of N7 at the time of the transaction

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